AMERIPRIME ADVISORS TRUST AMENDMENT NO. 3

                       AGREEMENT AND DECLARATION OF TRUST

      1. Pursuant to Section 4.1 of the Agreement and Declaration of Trust of AmeriPrime Advisors Trust and effective upon execution of this document, the undersigned, being a majority of the trustees of AmeriPrime Advisors Trust, hereby establish three new series of shares of the Trust and designate such series the "Cloud, Neff Capital Appreciation Fund", "Paragon Dynamic Hedge Fund" and "Paragon Uncorrelated Return Fund" (the "Series"). The relative rights and preferences of each series shall be those rights and preferences set forth in
Section 4.2 of the Agreement and Declaration of Trust of AmeriPrime Advisors Trust.

      2. Pursuant to Sections 4.1 and 7.3 of the Agreement and Declaration of Trust of AmeriPrime Advisors Trust and effective upon the execution of this document, the undersigned, being a majority of the trustees of AmeriPrime Advisors Trust, hereby change the name of the "Enhans RT SPDR Fund" series to the "Enhans RT 500 Fund" and the "Enhans RT Sector Fund" series to the "Enhans Master Investor Fund." The relative rights and preferences of the Series shall be those rights and preferences set forth in Section 4.2 of the Agreement and Declaration of Trust of AmeriPrime Advisors Trust.

      3. This document shall have the status of an Amendment to said Agreement and Declaration of Trust, and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      Date: 4/10/2000                                 /S/
            ------------                  ------------------------------
                                          Kenneth D. Trumpfheller

      Date: 4/10/2000                                 /S/
            ------------                  ------------------------------
                                          Richard J. Wright

      Date: 4-10-00                                   /S/
            ------------------            ------------------------------
                                          Mark W. Muller

                   AMERIPRIME ADVISORS TRUST AMENDMENT NO. 4

                       AGREEMENT AND DECLARATION OF TRUST

      1. Pursuant to Section 4.1 of the Agreement and Declaration of Trust of AmeriPrime Advisors Trust and effective upon execution of this document, the undersigned, being a majority of the trustees of AmeriPrime Advisors Trust, hereby establish four new series of shares of the Trust and designate such series the "Master High Yield Income Fund", "MutualMinds.com Investors Diversified Growth Fund", "MutualMinds.com Small Cap Growth Fund", and "MutualMinds.com New Economy Fund" (the "Series"). The relative rights and preferences of each series shall be those rights and preferences set forth in
Section 4.2 of the Agreement and Declaration of Trust of AmeriPrime Advisors Trust.

      2. This document shall have the status of an Amendment to said Agreement and Declaration of Trust, and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                                      /S/
                                          ------------------------------
                                          Kenneth D. Trumpfheller

                                                      /S/
                                          ------------------------------
                                          Richard J. Wright

                                                      /S/
                                          ------------------------------
                                          Mark W. Muller

                  AMERIPRIME ADVISORS TRUST AMENDMENT NO. 5

                       AGREEMENT AND DECLARATION OF TRUST

      1. Pursuant to Sections 4.1 and 7.3 of the Agreement and Declaration of Trust of AmeriPrime Advisors Trust and effective upon the execution of this document, the undersigned, being a majority of the Trustees of AmeriPrime Advisors Trust, hereby change the name of the "Paragon Dynamic Hedge Fund" series to the "Paragon Strategic Ascent Fund" and "Paragon Uncorrelated Return Fund" series to the "Paragon Dynamic Fortress Fund". The relative rights and preferences of the Series shall be those rights and preferences set forth in
Section 4.2 of the Agreement and Declaration of Trust of AmeriPrime Advisors Trust.

      2. This document shall have the status of an Amendment to said Agreement and Declaration of Trust, and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date:       6/22/2000                                 /S/
      ------------------                  ------------------------------
                                          Kenneth D. Trumpfheller



Date:       6/22/2000                                 /S/
      ------------------                  ------------------------------
                                          Richard J. Wright



Date: 6/22/2000                                 /S/
     -------------                        ------------------------------
                                          Mark W. Muller